EXHIBIT 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our reports dated December 19, 2006, accompanying the consolidated financial statements and schedule included in the Annual Report of Novamerican Steel Inc. on Form 20-F for the year ended November 25, 2006. We hereby consent to the use of the aforementioned reports in this Annual Report on Form 20-F and the incorporation by reference of said reports in Novamerican Steel Inc.’s Registration Statement on Form S-8 (File No. 333-7688) effective May 12, 2000.

Chartered Accountants

Montréal, Canada
February 22, 2007